UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2010

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.  Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Intel Corporation (“Intel”) regarding a joint motion filed today by attorneys for Intel and attorneys for the U.S. Federal Trade Commission (“FTC”) requesting that the administrative trial proceedings between Intel and the FTC be suspended through July 22, 2010 while the parties review and discuss a proposed consent order. There can be no assurance that these discussions will result in a settlement of the administrative trial proceedings.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description
99.1	Press release dated June 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: June 21, 2010	Cary I. Klafter Corporate Secretary